OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated July 29, 2015

 The following information relates to Optimum Small-Mid Cap Growth Fund:

The following information replaces the section of the Fund's SAI entitled "Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Growth Fund – CWAM” and supersedes the supplement dated Oct. 1, 2015:

Optimum Small-Mid Cap Growth Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
CWAM*
William Doyle
Registered Investment Companies	3	$2,146.1 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	14	$4.1 million	0	$0
Matthew Litfin
Registered Investment Companies	4	$10,867.8 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7	$908.7 million	0	$0
* The information for CWAM’s portfolio managers is as of Jan. 1, 2016.

The following information relates to Optimum Small-Mid Cap Value Fund:

The Board of Trustees (“Board”) of the Optimum Small-Mid Cap Value Fund has approved the appointment of LSV Asset Management (“LSV”) as a sub-advisor to the Fund. It is currently anticipated that LSV will replace The Delafield Group, a division of Tocqueville Asset Management L.P. (“The Delafield Group of Tocqueville” or “Tocqueville”) and The Killen Group, Inc. (“Killen”) as a sub-advisor to the Fund in mid-January 2016.

On or about Jan. 19, 2016, in connection with LSV’s appointment as a sub-advisor, the following will replace the first paragraph in the section of the Funds’ SAI entitled "Investment Manager and Other Service Providers – The Sub-Advisors”:

The Sub-advisors

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate T. Rowe Price Associates, Inc. ("T. Rowe Price"), Massachusetts Financial Services Company ("MFS"), Columbia Wanger Asset Management, LLC ("CWAM"), EARNEST

Partners, LLC ("EARNEST"), Wellington Management Company LLP ("Wellington Management"), Fred Alger Management, Inc. ("Alger"), Westwood Management Corp. ("Westwood"), LSV Asset Management (“LSV”), Acadian Asset Management LLC ("Acadian"), Pacific Investment Management Company LLC ("PIMCO"), and Herndon Capital Management, LLC ("Herndon") (referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors") to:

(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
(iii) perform certain limited related administrative functions in connection therewith.

In addition, on or about Jan. 19, 2016, the following will replace the information in the sections of the Funds’ SAI entitled "Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Value Fund – Killen” and “Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Value Fund – The Delafield Group of Tocqueville”:

Optimum Small-Mid Cap Value Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
LSV*
Josef Lakonishok
Registered Investment Companies	29	$13,882 million	0	$0
Other Pooled Investment Vehicles	51	$15,935 million	5	$ 364 million
Other Accounts	423	$ 55,990 million	43	$ 9,027 million
Menno Vermeulen
Registered Investment Companies	29	$ 13,882 million	0	$0
Other Pooled Investment Vehicles	51	$ 15,935 million	5	$ 364 million
Other Accounts	423	$ 55,990 million	43	$ 9,027 million
Puneet Mansharamani
Registered Investment Companies	29	$ 13,882 million	0	$0
Other Pooled Investment Vehicles	51	$ 15,935 million	5	$ 364 million
Other Accounts	423	$ 55,990 million	43	$ 9,027 million
Greg Sleight
Registered Investment Companies	29	$ 13,882 million	0	$0
Other Pooled Investment Vehicles	51	$ 15,935 million	5	$ 364 million
Other Accounts	423	$ 55,990 million	43	$ 9,027 million
Guy Lakonishok
Registered Investment Companies	29	$ 13,882 million	0	$0
Other Pooled Investment Vehicles	51	$ 15,935 million	5	$ 364 million
Other Accounts	423	$ 55,990 million	43	$ 9,027 million
* The information for LSV’s portfolio managers is as of Nov. 30, 2015.

On or about Jan. 19, 2016, the following will replace the information in the sections of the Funds’ SAI entitled "Portfolio Managers – B. Description of Material Conflicts of Interest – Optimum Small-Mid Cap Value Fund – Killen” and “Portfolio Managers – B. Description of Material Conflicts of Interest – Optimum Small-Mid Cap Value Fund – The Delafield Group of Tocqueville”:

The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts.  In some cases, LSV has entered into individualized performance-fee arrangements with clients.  Performance-based arrangements, and accounts in which employees may be invested, could create an incentive to favor those accounts over other accounts in the allocation of investment opportunities.  LSV has policies and procedures to monitor for these potential conflicts and to ensure that investment opportunities are fairly allocated to all clients.

On or about Jan. 19, 2016, the following will replace the information in the sections of the Funds’ SAI entitled "Portfolio Managers – C. Compensation Structure – Optimum Small-Mid Cap Value Fund – Killen” and “Portfolio Managers – C. Compensation Structure – Optimum Small-Mid Cap Value Fund – The Delafield Group of Tocqueville”:

The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

On or about Jan. 19, 2016, the disclosures about Killen and Tocqueville in the section entitled “Appendix B – Proxy Voting Policies and Procedures” will be deleted and replaced with the following disclosure about LSV:

LSV’s standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account.  Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account.  If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.  Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment.  Proxy voting decisions must be made solely in the best interests of the client’s account.  In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.  LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions.  Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues.  LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”).  GLC implements LSV’s proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis.  LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted.  LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client.  Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question.  Direction from a client on a particular proxy vote will take precedence over the guidelines.  LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service.  A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request.  LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping.  In accordance with the recordkeeping rules, LSV will retain:
1.	Copies of its proxy voting policies and procedures.
2.	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5.	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
6.	LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

The following information relates to Optimum Fixed Income Fund:

The following information replaces the section of the Funds’ SAI entitled "Portfolio Managers – A. Other Accounts Managed – Optimum Fixed Income Fund – The Manager”:

Optimum Fixed Income Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
Paul Grillo
Registered Investment Companies	16	$22.7 billion	0	$0
Other Pooled Investment Vehicles	8	$1.2 billion	0	$0
Other Accounts	21	$926.4 million	0	$0
Roger A. Early
Registered Investment Companies	15	$24.4 billion	0	$0
Other Pooled Investment Vehicles	4	$663.1 million	0	$0
Other Accounts	4	$6.1 billion	0	$0
Wen-Dar Chen
Registered Investment Companies	3	$10.1 billion	0	$0
Other Pooled Investment Vehicles	1	$280.1 million	0	$0
Other Accounts	9	Under $1 million	0	$0

J. David Hillmeyer
Registered Investment Companies	9	$13.9 billion	0	$0
Other Pooled Investment Vehicles	3	$332.5 million	0	$0
Other Accounts	15	$1.6 billion	1	$617.8 million
Steven A. Landis
Registered Investment Companies	4	$10.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	Under $1 million	0	$0
Christopher M. Testa
Registered Investment Companies	17	$23.9 billion	0	$0
Other Pooled Investment Vehicles	9	$1.0 billion	0	$0
Other Accounts	17	$1.8 billion	1	$617.8 million
Brian C. McDonnell
Registered Investment Companies	5	$12.7 billion	0	$0
Other Pooled Investment Vehicles	8	$1.1 billion	0	$0
Other Accounts	52	$4.1 billion	0	$0
Adam Brown*
Registered Investment Companies	12	$10.8 billion	0	$0
Other Pooled Investment Vehicles	5	$1.0 billion	2	$519.2 million
Other Accounts	4	$733.1 million	0	$0
*The information for Mr. Adam Brown is as of Nov. 30, 2015.

The following information relates to all Funds:

On Dec. 17, 2015, for Optimum Fixed Income Fund, the Board voted to approve the additional use of short sales by the Fund as described below.  These changes will be effective Feb. 21, 2016.

The following information replaces the third item in the section of the Funds’ SAI entitled “Investment Objectives, Restrictions, and Policies – Nonfundamental Investment Restrictions”:

Nonfundamental Investment Restrictions

3. A Fund may not sell securities short or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts, or derivative instruments. In addition, the Optimum Fixed Income Fund may establish short positions in exchange traded funds.

The following investment strategy is added to the section of the Funds’ SAI entitled “Investment Strategies and Risks”:

Short Sales of Exchange Traded Funds

The Optimum Fixed Income Fund may make short sales on exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Fund, of a decline in a particular market sector to which the Fund has significant exposure, or of the exposure to securities owned by the Fund in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Fund’s holdings. Short sales of exchange traded funds will not be utilized for speculative purposes. The Fund’s total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a fund if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. The amount of any potential gain will be decreased, and the amount of any potential loss increased, by the amount of any premium or amounts in lieu of interest that the Fund may be required to pay in connection with a short sale.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a fund has a short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Please keep this supplement for future reference.

This Supplement is dated January 7, 2016.